SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                Date of Report: December 3, 1998

                FEDERATED DEPARTMENT STORES, INC.

           151 West 34th St., New York, New York 10001
                         (212) 494-1602

                              -and-

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000



       Delaware                    1-13536             13-3324058
(State of Incorporation)    (Commission File No.)     (IRS Id. No.)



Item 5.        Other Events

          This Current Report on Form 8-K is being filed with the
Securities   and  Exchange  Commission  by  Federated  Department
Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Balance Sheets of Federated as of October 31, 1998, January 31, 1998 and November 1, 1997 and the Unaudited Consolidated Statements of Cash Flows for the 39 weeks ended October 31, 1998 and November 1, 1997, which are concurrently being posted on Federated's website at www.federated-fds.com. The Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows filed herewith should be read in conjunction with the consolidated financial statements,
the  notes  thereto  and  the  other  information  contained   in
Federated's Annual Report on Form 10-K for the fiscal year  ended
January  31,  1998.   Because  of  the  seasonal  nature  of  the
department store business, the cash flows for the 39 weeks ended October 31, 1998 and November 1, 1997 (which do not include the Christmas season) are not indicative of the cash flows for the entire fiscal year.

Item   7.  Financial  Statements,  Pro  Forma   Financial
           Information and Exhibits.

The following exhibits are filed herewith:

99.1 Unaudited Consolidated Balance Sheets of Federated as of October 31, 1998, January 31,1998 and November 1, 1997.

99.2         Unaudited Consolidated Statements of Cash  Flows  of
             Federated for the 39 weeks ended October 31, 1998 and November 1, 1997.


                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FEDERATED DEPARTMENT STORES, INC.



Date  December 3, 1998      /s/ Dennis J. Broderick
                            Dennis J. Broderick
                            Senior Vice President, General Counsel
                            and Secretary



                        EXHIBIT INDEX

Exhibit
Number

 99.1 Unaudited Consolidated Balance Sheets of Federated as of October 31, 1998, January 31, 1998 and November 1, 1997

 99.2         Unaudited Consolidated Statements of Cash Flows of
              Federated for the 39 weeks ended October 31, 1998 and November 1, 1997